UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) May 1, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AR3 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-19 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Attached as Exhibit 23.1 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm’s name under the caption “Experts,” and the incorporation by reference of such firm’s report, dated May 1, 2007, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which report appears in Item 99 of MBIA Inc.'s Form 10-K for the year ended December 31, 2006, in the Prospectus (as defined herein) relating to Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3, Mortgage Pass-Through Certificates (the “Certificates”).  The Certificates are offered pursuant to a prospectus supplement, dated April 30, 2007 (the “Prospectus Supplement”), and a prospectus, dated May 19, 2006 (together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-131600) (the “Registration Statement”).

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of Experts and Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.,

By:

/s/ Susan Valenti

Name: Susan Valenti

Title:  Director

By: /s/ Rika Yano

Name: Rika Yano

Title:  Vice President

Dated:  May 1, 2007

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of Experts and Counsel

      6

Exhibit 23.1 Consent of Experts and Counsel

CONSENT OF INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Supplement to the Prospectus Supplement of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3, comprising part of the Registration Statement (No. 333-131600) of Deutsche Alt-A Securities, Inc., on Form S-3 of our report dated March 1, 2007 relating to the consolidated financial statements of MBIA Insurance Corporation, which is included in Exhibit 99 in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006.  We also consent to the reference to us under the heading “Experts” in such Prospectus Supplement.

     /s/ PricewaterhouseCoopers LLP

New York, New York

May 1, 2006